                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-QSB for the period ending January 31, 2005 as filed with the Securities and Exchange Commission by TriMedia Entertainment Group, Inc. (the "Company") on the date hereof (the "Report"), Christopher Schwartz, Chief Executive Officer and Shawn Taylor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


March 17, 2005
                                        /s/ Christopher Schwartz
                                        ----------------------------------------
                                        Christopher Schwartz
                                        Chief Executive Officer

                                        /s/ Shawn Taylor
                                        ----------------------------------------
                                        Shawn Taylor
                                        Chief Financial Officer


        This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.